Prospectus Supplement — March 1, 2013 to the Prospectus(es), as supplemented, of each of the following funds:

Fund	Prospectus(es) Dated
Columbia Connecticut Tax-Exempt Fund	March 1, 2013

Columbia Diversified Bond Fund	January 1, 2013

Columbia Emerging Markets Opportunity Fund	March 1, 2013

Columbia Frontier Fund	January 1, 2013

Columbia Government Money Market Fund	April 1, 2012

Columbia High Yield Opportunity Fund	October 1, 2012

Columbia Large Cap Value Fund	July 1, 2012

Columbia Massachusetts Tax-Exempt Fund	March 1, 2013

Columbia Mid Cap Growth Opportunity Fund	April 1, 2012

Columbia Portfolio Builder Moderate Aggressive Fund	June 1, 2012

Columbia Portfolio Builder Moderate Conservative Fund	June 1, 2012

Columbia Select Small Cap Fund	January 1, 2013

Columbia Small Cap Growth Fund II	July 1, 2012

Columbia Variable Portfolio - High Income Fund	May 1, 2012

Columbia Variable Portfolio - Mid Cap Growth Fund	May 1, 2012

Columbia Variable Portfolio - Money Market Fund	May 1, 2012

(each, a Selling Fund)

At a Joint Special Meeting of Shareholders held on February 27, 2013, shareholders of each Selling Fund approved a proposal to merge the Selling Fund with and into the corresponding acquiring fund listed in the table below (each, a Buying Fund). Each merger, except for the merger of Columbia Variable Portfolio - Mid Cap Growth Fund with and into Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund, is expected to be a tax-free reorganization for U.S. federal income tax purposes. The merger of Columbia Variable Portfolio - Mid Cap Growth Fund with and into Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund is expected to be treated for U.S. federal income tax purposes as a contribution of assets by the Selling Fund in exchange for partnership units of the Buying Fund, followed by a liquidation of the Selling Fund. The table below identifies each Selling Fund, its corresponding Buying Fund and the anticipated date on which each reorganization is expected to occur.

Selling Fund	Buying Fund	Reorganization to occur on or about (Reorganization Date)
Columbia Connecticut Tax-Exempt Fund	Columbia Tax-Exempt Fund	April 26, 2013
Columbia Diversified Bond Fund	Columbia Intermediate Bond Fund	March 15, 2013
Columbia Emerging Markets Opportunity Fund	Columbia Emerging Markets Fund	March 15, 2013
Columbia Frontier Fund	Columbia Small Cap Growth Fund I	March 15, 2013
Columbia Government Money Market Fund	Columbia Money Market Fund	March 15, 2013
Columbia High Yield Opportunity Fund	Columbia High Yield Bond Fund	April 26, 2013
Columbia Large Cap Value Fund	Columbia Equity Value Fund	April 26, 2013
Columbia Massachusetts Tax-Exempt Fund	Columbia Tax-Exempt Fund	April 26, 2013
Columbia Mid Cap Growth Opportunity Fund	Columbia Mid Cap Growth Fund	March 15, 2013
Columbia Portfolio Builder Moderate Aggressive Fund	Columbia Capital Allocation Moderate Aggressive Portfolio (formerly known as Columbia LifeGoal® Balanced Growth Portfolio)	March 15, 2013
Columbia Portfolio Builder Moderate Conservative Fund	Columbia Capital Allocation Moderate Conservative Portfolio (formerly known as Columbia LifeGoal® Income and Growth Portfolio)	March 15, 2013
Columbia Select Small Cap Fund	Columbia Small Cap Growth Fund I	March 15, 2013
Columbia Small Cap Growth Fund II	Columbia Small Cap Growth Fund I	March 15, 2013
Columbia Variable Portfolio - High Income Fund	Columbia Variable Portfolio - Income Opportunities Fund	April 26, 2013
Columbia Variable Portfolio - Mid Cap Growth Fund	Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund	April 26, 2013
Columbia Variable Portfolio - Money Market Fund	Columbia Variable Portfolio - Cash Management Fund	April 26, 2013

In connection with each reorganization described above, except for the merger of Columbia Variable Portfolio - High Income Fund with and into Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio - Mid Cap Growth Fund with and into Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund and Columbia Variable Portfolio - Money Market Fund with and into Columbia Variable Portfolio - Cash Management Fund, the following rules and policies will apply:

Restrictions and Other Policies on New Account Openings, Purchases, Exchanges and Redemptions of Selling Fund Shares

New Accounts

New account applications for the purchase of shares of a Selling Fund received in good order will be accepted through the close of business on that Selling Fund’s Reorganization Date, as identified in the table above. Thereafter, any account application for shares of a Selling Fund will be rejected. Further, any request made to open a new account for shares of a Selling Fund after the close of business on its Reorganization Date will not automatically be treated as a request to open a new account for shares of the corresponding Buying Fund.

Purchases, Exchanges and Redemptions of Shares of a Selling Fund

Purchases, exchanges and redemptions of shares of a Selling Fund will continue to be accepted through the close of business on the Selling Fund’s Reorganization Date, as identified in the table above. In addition, any request to purchase, exchange or redeem shares of a Selling Fund received in good order within 30 days after the close of business on the Reorganization Date will automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of the corresponding Buying Fund. After this 30-day period, any request to purchase, exchange or redeem shares of a Selling Fund will be rejected and will not automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of the corresponding Buying Fund.

Systematic Investment Plan and Systematic Withdrawal Plan Transactions

If you are currently participating in the Systematic Investment Plan or Systematic Withdrawal Plan with respect to a Selling Fund, your current systematic transactions will be carried over from your Selling Fund to its corresponding Buying Fund.

Certificates of Shares

If you currently hold any shares of a Selling Fund in certificate form, those shares will be deemed null and void upon completion of the fund merger. Your shares will be held in “deposit” or book entry form in the corresponding Buying Fund.

Important Note

Because each Selling Fund will merge into its corresponding Buying Fund on its Reorganization Date, you should consider the appropriateness of making a new or subsequent investment in the Selling Fund prior to its Reorganization Date. You should consider the investment objectives, risks, charges and expenses of the Buying Fund and/or Selling Fund carefully before investing. To obtain a Buying Fund’s current prospectus, shareholder reports and other regulatory filings, contact your financial advisor or visit www.columbiamanagement.com.

Shareholders should retain this Supplement for future reference.

S-6400-53 A (3/13)